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                                                                      Exhibit 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                   SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Annual Report of The Sportsman's Guide, Inc. (the "Company") on Form 10-K for the year ended December 31, 2004 as filed with the Securities and Exchange Commission (the "Report"), I, Gregory R. Binkley, Chief Executive Officer, and I, Charles B. Lingen, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  March 17, 2005
                                             /s/ Gregory R. Binkley
                                             -----------------------------------
                                             Gregory R. Binkley, President
                                             (Chief Executive Officer)

                                             /s/ Charles B. Lingen
                                             -----------------------------------
                                             Charles B. Lingen, Executive Vice
                                             President ofFinance and
                                             Administration/Chief Financial
                                             Officer (Principal Financial and
                                             Accounting Officer)


A signed original of this written statement required by Section 906 has been provided to The Sportsman's Guide, Inc. and will be retained by The Sportsman's Guide, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.